EXHIBIT 99

Wells Fargo Mortgage Backed Securities 2004-Y Trust
Mortgage Pass-Through Certificates, Series 2004-Y
Computational Materials: Term Sheet
--------------------------------------------------------------------------------

                              $829,051,300(approx.)
               Wells Fargo Mortgage Backed Securities 2004-Y Trust
                Mortgage Pass-Through Certificates, Series 2004-Y
            5/1 Hybrid ARM Mortgage Loans (1-Year CMT/LIBOR Indexed)

----------- ----------------- ------------------ ------------------- ----------- --------------------- -----------------------------
                                   Expected           Credit
              Certificate          Ratings          Enhancement      Interest         Collateral              Certificate
Class           Size (1)        (S&P/Moodys)          %age (2)       Rate Type           Type                      Type
----------- ----------------- ------------------ ------------------- ----------- --------------------- -----------------------------
   A-1           $75,230,000       AAA/Aaa             3.25%          WAC (3)      5-Yr. Hybrid Arm        Senior Pass-Through
----------- ----------------- ------------------ ------------------- ----------- --------------------- -----------------------------
   A-2           $25,562,000       AAA/Aaa             3.25%          WAC (4)      5-Yr. Hybrid Arm        Senior Pass-Through
----------- ----------------- ------------------ ------------------- ----------- --------------------- -----------------------------
   X-1          Notional (5)       AAA/Aaa             3.25%         Fixed (5)     5-Yr. Hybrid Arm        Senior Interest Only
----------- ----------------- ------------------ ------------------- ----------- --------------------- -----------------------------
   A-3          $250,302,000       AAA/Aaa             3.25%          WAC (6)      5-Yr. Hybrid Arm        Senior Pass-Through
----------- ----------------- ------------------ ------------------- ----------- --------------------- -----------------------------
   A-4          $457,056,300       AAA/Aaa             3.25%          WAC (7)      5-Yr. Hybrid Arm        Senior Pass-Through
----------- ----------------- ------------------ ------------------- ----------- --------------------- -----------------------------
   X-2          Notional (8)       AAA/Aaa             3.25%          Fixed (8)    5-Yr. Hybrid Arm        Senior Interest Only
----------- ----------------- ------------------ ------------------- ----------- --------------------- -----------------------------
   B-1           $12,528,000       AA/Aa2              1.75%          WAC (9)      5-Yr. Hybrid Arm            Subordinate
----------- ----------------- ------------------ ------------------- ----------- --------------------- -----------------------------
   B-2            $5,428,000        A/A2               1.10%          WAC (9)      5-Yr. Hybrid Arm            Subordinate
----------- ----------------- ------------------ ------------------- ----------- --------------------- -----------------------------
   B-3            $2,925,000       BBB/Baa2            0.75%          WAC (9)      5-Yr. Hybrid Arm            Subordinate
----------- ----------------- ------------------ ------------------- ----------- --------------------- -----------------------------

(1)   The Certificate Sizes are approximate and subject to a +/- 10% variance.

(2) The Credit Enhancement percentages are preliminary and are subject to change based upon the final pool as of the Cut-off Date and rating agency analysis.

(3) The Class A-1 Certificates will bear interest at a variable rate (the Pass-Through Rate) equal to the weighted average of the Net Rates of the Group I Mortgage Loans. The Pass-Through Rate with respect to the first Interest Accrual Period is expected to be approximately [4.577%].

(4) Up to and including the distribution date in September 2009, the Class A-2 Certificates will bear interest at a variable rate (the Pass-Through Rate) equal to the weighted average of the Net Rates of the Group I Mortgage Loans minus [0.577%.] After the distribution date in September 2009, the Class A-2 Certificates will bear interest at a variable rate equal to the weighted average of the Net Rates of the Group I Mortgage Loans. The Pass-Through Rate with respect to the first Interest Accrual Period is expected to be approximately [4.000%.]

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976     October 15, 2004
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus
Supplement.                                                               Page 1

Wells Fargo Mortgage Backed Securities 2004-Y Trust
Mortgage Pass-Through Certificates, Series 2004-Y
Computational Materials: Term Sheet
--------------------------------------------------------------------------------

(5) Up to and including the distribution date in September 2009, the Class X-1 Certificates will bear interest at a fixed pass-through rate equal to [0.577%] based on a notional balance equal to the aggregate current principal balance of the Class A-2 Certificates. After the distribution date in September 2009, the Class X-1 Certificates will not bear any interest.

(6) The Class A-3 Certificates will bear interest at a variable rate (the Pass-Through Rate) equal to the weighted average of the Net Rates of the Group II Mortgage Loans. The Pass-Through Rate with respect to the first Interest Accrual Period is expected to be approximately [4.542%].

(7) Up to and including the distribution date in September 2009, the Class A-4 Certificates will bear interest at a variable rate (the Pass-Through Rate) equal to the weighted average of the Net Rates of the Group III Mortgage Loans minus [0.555%.] After the distribution date in September 2009, the Class A-4 Certificates will bear interest at a variable rate equal to the weighted average of the Net Rates of the Group III Mortgage Loans. The Pass-Through Rate with respect to the first Interest Accrual Period is expected to be approximately [4.094%.]

(8) Up to and including the distribution date in September 2009, the Class X-2 Certificates will bear interest at a fixed pass-through rate equal to [0.555%] based on a notional balance equal to the aggregate current principal balance of the Class A-4 Certificates. After the distribution date in September 2009, the Class X-2 Certificates will not bear any interest.

(9) The Class B Certificates will bear interest at a variable rate (the Pass-Through Rate) equal to the weighted average of the Net Rates of the Mortgage Loans in all Mortgage Loan Groups. The Pass-Through Rate with respect to the first Interest Accrual Period is expected to be approximately [4.607%].


Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976     October 15, 2004
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus
Supplement.                                                               Page 2

Wells Fargo Mortgage Backed Securities 2004-Y Trust
Mortgage Pass-Through Certificates, Series 2004-Y
Computational Materials: Term Sheet
--------------------------------------------------------------------------------

Depositor/Seller:                   Wells Fargo Asset Securities Corporation.

Trustee/Paying Agent:               Wachovia Bank, National Association.

Custodian:                          Wells Fargo Bank, N. A.

Originator/Servicer:                Wells Fargo Bank, N. A.

Cut-off Date:                       October 1, 2004

Closing Date:                       October 28, 2004

Rating Agencies:                    Moody's Investor Service, Inc. and Standard
                                    and Poor's, a division of The McGraw-Hill
                                    Companies, Inc.

Legal Structure:                    REMIC

Optional Call:                      10% cleanup call

Distribution Date:                  25th of each month or next business day,
                                    commencing November 2004

Remittance Type:                    On each Distribution Date, scheduled
                                    payments of principal and interest due on the related Due Date will be distributed from collections or servicer advances.

Form of Registration:               The investment grade Certificates will be
                                    issued in book-entry form through DTC

ERISA: The Offered Certificates are expected to be ERISA eligible. Prospective investors should review with their legal advisors as to whether the purchase and holding of the Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Code or other similar laws.

SMMEA: The Senior and Class B-1 Certificates are expected to constitute "mortgage related securities" for purposes of SMMEA.

Advancing Obligation:               The Servicer is obligated to advance
                                    delinquent mortgagor payments through the date of liquidation of an REO property to the extent they are deemed recoverable.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976     October 15, 2004
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus
Supplement.                                                               Page 3

Wells Fargo Mortgage Backed Securities 2004-Y Trust
Mortgage Pass-Through Certificates, Series 2004-Y
Computational Materials: Term Sheet
--------------------------------------------------------------------------------

Compensating Interest:              The Master Servicer is required to cover
                                    interest shortfalls as a result of full
                                    prepayments in an amount equal to the lesser of (i) the aggregate Prepayment Interest
                                    Shortfall with respect to such Distribution
                                    Date and (ii) the lesser of (X) the product of (A) 1/12th of 0.20% and (B) the aggregate
                                    Scheduled Principal Balance of the Mortgage
                                    Loans for such Distribution Date and (Y) the Available Master Servicing Compensation for such Distribution Date. Prepayment Interest shortfalls in excess of any Compensating
                                    Interest and Servicemembers Civil Relief Act shortfalls will be allocated pro-rata to all certificates.

Other Certificates:                 The following Classes of "Other
                                    Certificates" will be issued in the
                                    indicated approximate original principal amounts, which will provide credit support to the related offered certificates, but will not be offered publicly.

                                    Certificate    Orig. Balance        PT Rate
                                    -----------    -------------        -------
                                    Class B-4      $2,924,000           WAC (see footnote 9)
                                    Class B-5      $1,669,000           WAC (see footnote 9)
                                    Class B-6      $1,674,109           WAC (see footnote 9)

Collateral Description:             The mortgage pool consists of approximately
                                    $835 million of conventional, first-lien residential mortgage loans that have a fixed interest rate for the first five years after origination and then adjust annually based on the One-Year CMT or One-Year Libor Index.
                                    Approximately 60% (by principal balance) of the mortgage loans allow for payments of interest only for a term equal to the initial fixed period of the mortgage loan.
                                    After such interest only period, such
                                    mortgage loans will fully amortize over
                                    their remaining terms. The remaining
                                    mortgage loans fully amortize over their original terms (generally 30-years). Some of the Mortgage Loans may be backed by pledged assets

                                    Approximately 50% of the mortgage pool is secured by properties located in the state of California.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976     October 15, 2004
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus
Supplement.                                                               Page 4

Wells Fargo Mortgage Backed Securities 2004-Y Trust
Mortgage Pass-Through Certificates, Series 2004-Y
Computational Materials: Term Sheet
--------------------------------------------------------------------------------


                                    Below are the approximate general
                                    characteristics of the mortgage loans as of October 1, 2004:

------------- -------- ------- -------- ------ --------- -------- ------- -------- -------- ------ -------
 Loan Type    % of     Gross     Net     WAM    Gross      Net     Rate     Max                    Mos to
               Pool     WAC      WAC    (mos)   Margin   Margin    Caps    Rate      LTV    FICO    Roll
------------- -------- ------- -------- ------ --------- -------- ------- -------- -------- ------ -------
  Group I     12.47%   4.837%  4.577%    359    2.667%   2.407%   5/2/5   9.837%     72%     735     59
------------- -------- ------- -------- ------ --------- -------- ------- -------- -------- ------ -------
  Group II    30.97%   4.802%  4.542%    359    2.530%   2.270%   5/2/5   9.802%     71%     739     59
------------- -------- ------- -------- ------ --------- -------- ------- -------- -------- ------ -------
 Group III    56.56%   4.909%  4.649%    359    2.661%   2.401%   5/2/5   9.910%     72%     739     59
------------- -------- ------- -------- ------ --------- -------- ------- -------- -------- ------ -------
   Total:     100.00%  4.867%  4.607%    359    2.621%   2.361%   5/2/5   9.868%     72%     738     59
------------- -------- ------- -------- ------ --------- -------- ------- -------- -------- ------ -------


Underwriting Standards:             The Mortgage Loans were underwritten to the
                                    guidelines of the originator as more fully described in the prospectus supplement.

Credit Enhancement:                 Credit Enhancement for the Certificates will
                                    be provided by a senior/subordinate shifting interest structure.

Cash-Flow Description:              Distributions on the Certificates will be
                                    made on the 25th day of each month (or next business day) commencing November 2004. The payments to the Certificates, to the extent of available funds, will be made according to the following priority:

                                    Available Funds:

                                    1.       Payment of interest to the holders
                                             of the Class A-1, Class A-2, Class
                                             X-1, Class A-3, Class A-4 and Class
                                             X-2 Certificates pro rata based on
                                             the amount equal to their
                                             Pass-Through Rate;

                                    2.       Payment of principal to the holders
                                             of the Class A-1, Class A-2, Class
                                             A-3 and Class A-4 Certificates in
                                             an amount equal to the Senior
                                             Optimal Principal Amount;

                                    3.       Further, the Senior Optimal
                                             Principal Amount for the Class A-1
                                             and A-2 Certificates is allocable
                                             concurrently to such classes;

                                    4.       Payment of interest and principal
                                             sequentially to the Class B
                                             Subordinate Certificates in order
                                             of their numerical class
                                             designations, beginning with the
                                             Class B-1 Certificates, so that
                                             each Subordinate Class shall
                                             receive (a) the weighted average
                                             Net Mortgage Rate of the Mortgage
                                             Loans, and (b) such class Allocable
                                             Share of the Subordinate Optimal
                                             Principal Amount.


Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976     October 15, 2004
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus
Supplement.                                                               Page 5

Wells Fargo Mortgage Backed Securities 2004-Y Trust
Mortgage Pass-Through Certificates, Series 2004-Y
Computational Materials: Term Sheet
--------------------------------------------------------------------------------

Shifting Interest:                  The Senior Certificates will be entitled to
                                    receive 100% of the prepayments on the
                                    Mortgage Loans through November 2011. The
                                    Senior Prepayment Percentage can be reduced to the Senior Percentage plus 70%, 60%, 40%,
                                    20% and 0% of the Subordinated Percentage over the next five years provided that (i) the principal balance of the Mortgage Loans
                                    60 days or more delinquent, averaged over the last 6 months, as a percentage of the Class B Principal Balance does not exceed
                                    50% and (ii) cumulative realized losses for the Mortgage Loans do not exceed 30%, 35%, 40%, 45% or 50% for each test date.

                                    Notwithstanding the foregoing, if after 3 years the current Subordinated Percentage is equal to two times the initial Subordinated Percentage and i) the principal balance of the Mortgage Loans 60 days or more delinquent, averaged over the last 6 months, as a percentage of the Class B Principal Balance does not exceed 50% and (ii) cumulative realized losses for the Mortgage Loans do not exceed a) prior to the Distribution Date in November 2007 20% or b) on or after November 2007 30%, then prepayments will be allocated on a pro rata basis.

                                    If doubling occurs prior to the third
                                    anniversary and the above delinquency and loss tests are met, then 50% of the Subordinated Percentage can be allocated to the subordinate classes.

Allocation of Losses:               Realized Losses on the Mortgage Loans will
                                    be allocated to the most junior class of related Certificates outstanding beginning with the Class B-6 Certificates, until the Certificate Principal Balance of each related Subordinate Class has been reduced to zero.

                                    Thereafter, Realized Losses on the Group I
                                    Mortgage Loans will be allocated, pro rata, to the Class A-1 and Class A-2 Certificates until reduced to zero, Realized Losses on the Group II Mortgage Loans will be allocated to the Class A-3 Certificates until reduced to zero and Realized Losses on the Group III Mortgage Loans will be allocated to the Class A-4 Certificates until reduced to zero.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976     October 15, 2004
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus
Supplement.                                                               Page 6

                         STATEMENT REGARDING ASSUMPTIONS
                         -------------------------------
            AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION
            ---------------------------------------------------------

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The Information is provided solely by Bear Stearns, not as agent for any issuer, and although it may be based on data supplied to it by the issuer, the issuer has not participated in its preparation and makes no representations regarding its accuracy or completeness. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information", please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results, which may differ substantially from those, reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (econometric prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security' s characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested at assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. Contact your registered representative for Offering Documents, current Information or additional materials, including other models or performance analysis, which are likely to produce different results, and any other further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or liquidity, (b) do not constitute a bid by any person for any security, (c ) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.